MOOVIES/MORTCO

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of the 9th day of August 1995 (the "Effective Date"), among MOOVIES, INC., a Delaware corporation (the "Company"), and MORTCO, INC., an Oregon corporation (Mortco and any subsequent assignee or transferee hereof are hereinafter referred to as "Holder" or "Holders").

         The Company and Holder covenant and agree as follows:

         1.1 Definitions.

                  (a) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, and the declaration or ordering of effectiveness of such registration statement or document;

                  (b) The term "Registrable Securities" means (i) shares of Common Stock of the Company, and (ii) any securities issued by the Company as (or issuable upon the conversion or exercise of any option, right or other security which is issued as) a distribution with respect to, or in exchange for or in replacement of the shares of Common Stock of the Company;

                  (c) The term "Holder" means Mortco, Inc. or any assignee thereof in accordance with Section 1.11 hereof.

         1.2 Request for Registration.

                  (a) If the Company shall receive, at any time following the Company's first anniversary date of the closing of its August 1995 initial public offering of Common Stock, a written request from the Holder that the Company file a registration statement under the Securities Act covering the sale of any Registrable Securities then outstanding, then the Company shall use its best efforts to effect as soon as practicable, and in any event within 20 days of the receipt of such request, the registration under the Securities Act of all Registrable Securities which the Holder requests to be registered within 30 days of the mailing of such notice by



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         the Company. If requested by the Holder and a shelf registration on a
         Form S-3 registration statement is available for use by the Company, the Company shall effect the registration requested hereunder as a shelf registration of the Registrable Securities on Form S-3.

                  (b) The Company shall give prior written notice to the Holder of any proposed registration of the Company's securities under the Securities Act of 1933, as amended. If the Company shall receive, within ten (10) days of such notice a written request from the Holder that the Company file a registration statement under the Securities Act covering the sale of any Registrable Securities then outstanding Company shall use its best efforts to effect as soon as practicable, and in any event within 120 days of the receipt of such request, the registration under the Securities Act of all Registrable Securities which the Holder requests to be registered within 30 days of the mailing of such notice by the Company.

                  (c) The Company is obligated to effect only two (2) such demand registrations pursuant to this Section 1.2.

                  (d) Notwithstanding the foregoing, (i) the Company shall not be obligated to effect a registration pursuant to this Section 1.2 prior to the Company having first filed a registration statement under the Securities Act and having completed an initial public offering of the Company's securities or the Company registering a class of equity securities under the Securities Exchange Act of 1934, and (ii) the Company shall not be obligated to effect a registration pursuant to this Section 1.2 during the period starting with the date 60 days prior to the Company's good-faith estimate date of filing of, and ending on the date 180 days following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Company, provided the Company is at all times during such period diligently pursuing such registration.

         1.3 Company Registration. At any time (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders of the Company other than the Holders) any of its securities under the Securities Act in connection with the public offering of such securities, the Company shall, at such time, promptly give each Holder written notice of such proposed registration. Upon the written request of any Holder given within 30 days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 1.8 hereof, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

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         1.4 Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement with respect such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 90 days or in the case of a shelf registration, the earlier of the time at which all of the Registrable Securities registered on the shelf registration have been sold or two years.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky Laws of such jurisdictions as shall be requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any such states or jurisdictions, provided that this section shall be limited to the United States.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (f) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to


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         make the statements therein not misleading in the light of the circumstances then existing.

                  (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities, and (ii) a letter dated such date, from the independent certified public accounts of the Company, in form and substance as customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

                  (h) List the Registrable Securities being registered on any national securities exchange on which a class of the Company's equity securities is listed or exercise its best efforts to qualify the Registrable Securities being registered for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. ("NASD"), if the Company does not have a class of equity securities listed on a national securities exchange.

         1.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

         1.6 Expenses of Demand Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to registrations pursuant to Section 1.2, including, without limitation, all registration, filing and qualification fees, printers' bills, accounting fees and the fees and disbursements of counsel for the Company, but excluding underwriting discounts and commissions relating to Registrable Securities and the fees and disbursements of special counsel for the selling Holders.

         1.7 Expenses of Company Registration. The Company shall bear and pay expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to registrations pursuant to Section 1.3 for each Holder (which

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right may be assigned as provided in Section 1.12), including, without limitation, all printers' bills and accounting fees and the fees and disbursements of counsel for the Company, but excluding underwriting discounts and commissions relating to Registrable Securities and the fees and disbursements of special counsel for the selling Holders.

         1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity, as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by Holders to be included in such offering exceeds the amount of securities sold (other than by the Company) that the underwriters reasonably believe are compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among all selling shareholders according to the total amount of securities entitled to be included therein owned by each selling holder or in such other proportions as shall mutually be agreed to by such selling holders).

         1.9 Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers and directors or controlling persons thereof of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934 (the "1934 Act"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged Omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, or any state law; and the Company will reimburse each such Holder, officer or director, underwriter or controlling person for any legal or other expense reasonably incurred by them in connection


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         with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, nor shall the Company be liable any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, director, underwriter or controlling person.

                  (b) To the extent permitted by law, the Holders will indemnify and hold harmless the Company and its underwriter and any officers, directors or controlling persons thereof, against losses, claims, damages or liabilities that arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent that any such untrue statement, alleged untrue statement, omission or alleged omission occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holder or
         (ii) any violation or alleged violation by the Holder of the Securities Act, the 1934 Act, or any state law.

                  (c) Promptly after receipt by an indemnified party under this
         Section 1.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
         Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties, in which case the indemnifying party shall not be liable to the indemnified party for any attorneys fees or expenses incurred by the indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified


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         party under this Section 1.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
         Section 1.9.

                  (d) In order to provide for just and equitable contribution in any case in which any indemnified party makes claim for indemnification pursuant to this Section 1.9 but it is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that the provisions of this Section 1.9 hereof so provide for indemnification in such case, then, and in each such case, each indemnifying party and the indemnified party shall contribute to the aggregate losses, claims, damages, or liabilities to which they may be subject (after contribution from all others) in such proportion as is appropriate to reflect the relative benefits received by each indemnifying party and the indemnified Party from the registration of Registrable Securities; provided, however, that if such allocation is not permitted by applicable law then the relative fault of each indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such damages and other relevant equitable considerations shall also be considered. The relative fault shall be determined by reference to, among other things, whether in the case of an untrue statement of a material fact or the omission to state a material fact, such statement or omission relates to information supplied by the indemnified party or by the indemnifying parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if the respective obligations of the parties to contribute pursuant to this Section 1.9(d) were to be determined by pro rata or per capita allocation of the aggregate damages or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this Section 1. 9(d). For purposes of this Section 1.9(d), the term "damages" shall include any legal or other expenses reasonably incurred by the indemnified party in connection with investigating or defending against or appearing as a third party witness in any action or claim that is the subject of the contribution provisions of this Section 1.9(d). Notwithstanding the provisions of this Section 1.9(d), a Holder, the officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder, if any, and any person who controls such Holder or underwriter within the meaning of the 1934 Act in the aggregate not be required to contribute any amount in excess of the amount by which the total price of the Registrable Securities purchased by any such person or entity, director or indirectly, from the Company exceeds the amount of any damages that such person in the aggregate have otherwise been required to pay by reason of such untrue statement or omission. No person guilty of a


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         fraudulent misrepresentation (within the meaning of Section 119(f) of the 1933 Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The foregoing contribution agreement shall in no way affect the contribution liabilities of any person having liability under applicable law, other than the parties hereto and the person controlling the parties hereto.

                  (e) The obligations of the Company under this Section 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement.

         1.10 Reports Under 1934 Act. With a view to making available to the Holders the benefits of Rule 144 and Rule 144A promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public if the Company is subject to the reporting requirements of Section 1.13 or 15(d) of the 1934 Act, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144;

                  (b) file with the SEC in a timely manner all reports and other documents as may be required of the Company under the Securities Act and the 1934 Act; and

                  (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request such information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration.

         1.11 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by a Holder to a transferee or assignee of such securities; provided that the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

         1.12 No Obligation to Sell. Neither the giving of any notice nor the making of any request hereunder shall impose an obligation on any Holder to sell any Securities.

         1.13 Future Registration Rights. If, subsequent to the date hereof, the Company grants piggyback or demand registration rights to holders or prospective holders of its securities to include their securities on any registration statement proposed to be filed by

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the Company, such piggyback registration rights shall provide for the exclusion of such holders' securities from the registration statement if the managing underwriter of the offering proposed to be made of the Registrable Securities determines that the inclusion of such holders' securities would be detrimental to the offering of the Registrable Securities or, if the Holder so determines. Any further demand or piggyback registration rights granted by the Company shall be junior to the Holder's registration rights granted hereunder.

         If, subsequent to the date hereof, the Company grants demand registration rights to holders or prospective holders of its securities to demand that the Company register any securities of the Company under the Act, such demand registration rights shall be granted under and subject to the demand and piggyback registration right of the Holders to include all or part of their Registrable Securities in any such registration on the terms and conditions of this Agreement.

         Notwithstanding the foregoing in this Section 1.13, the parties hereto acknowledge and agree that the obligations of the Company under this Section
1.13 shall apply only to any demand or piggyback registration rights granted by the Company following the consummation of the Concurrent Transactions, as such term is defined in the Prospectus of the Company for its initial public offering of Common Stock in August 1995. The Company represents and warrants to Holder that the Company has not granted, and through the consummation of the Concurrent Transactions will not grant, registration rights that are superior to Holder's registration rights to any parties other than the underwriters in the Company's August 1995 initial public offering of Common Stock.

         1.14 Participation in Underwritten Registrations. No person may participate in any registration hereunder which is underwritten unless such person (a) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the person or persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

         1.15 Miscellaneous.

                  (a) Remedies. Any person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other

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         security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                  (b) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of (i) the Company and a majority of the Holders if all Holders are treated the same by such amendment or waiver or (ii) the Company and all of the Holders if the Holders are to be treated differently by such amendment or waiver.

                  (c) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

                  (d) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  (e) Counterparts. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

                  (f) Headings; Interpretation. The headings of this Agreement are inserted for convenience only and do not constitute a Section of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

                  (g) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Holders and to the Company at the addresses indicated below:

                  If to the Company:              MOOVIES, Inc.
                                                  3172 Wade Hampton Boulevard
                                                  Taylors, South Carolina  29687
                                                  Attn:  President


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                  With a copy to:                 Arnall Golden & Gregory
                                                  2800 One Atlantic Center
                                                  1201 W. Peachtree Street
                                                  Atlanta, Georgia  30309-3450
                                                  Attn:  Jonathan Golden, Esq.

                  If to the Holder:               MORTCO, INC.
                                                  c/o Rentrak Corporation
                                                  7227 NE 55th Avenue
                                                  Portland, Oregon  97218
                                                  Attn:  Ron Berger

                  With a copy to:                 A. Jeffery Bird, Esq.
                                                  Garvey, Schubert & Barer
                                                  Eleventh Floor
                                                  121 S.W. Morrison Street
                                                  Portland, Oregon  97204

         or to such other address or to the attention of such other person as the recipient party requested in writing in accordance with this paragraph.

                  (h) Prior Rights. This Agreement supersedes and replaces all registration rights of any nature which were previously granted by the Company or its predecessor, Tonight's Feature Limited Partnership II, to Mortco, Inc. under any document, instrument or agreement, and Mortco, Inc. agrees and acknowledges that all such prior rights are void and of no effect.

                  (i) Lock-Up Agreement. This Agreement does not supersede, modify or amend the obligations of Mortco, Inc. set forth under that certain Lock-Up Agreement letter dated June 30, 1995 executed by Mortco, Inc. in favor of the underwriters to the Company's initial public offering of Common Stock.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                           COMPANY:

                                           MOOVIES, INC.


                                           By: ________________________________


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                                               John L. Taylor
                                               President


                                           HOLDER:

                                           MORTCO, INC.



                                           By: ________________________________
                                           Title: _____________________________





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